[redacted]

January 13, 2026

Mr. Tony Isaac
Chief Executive Officer
ALT5 Sigma Corporation
325 E. Warm Spring Road, Suite 102
Las Vegas, NV 89119

Re: ALT5 Sigma Corporation (the "Company")

Dear Mr. Isaac:

On November 19, 2025, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1) (the "Rule"). Based on the January 12, 2026, filing of the Company's Form 10-Q for the period ended September 30, 2025, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.

If you have any questions, please do not hesitate to contact me at [redacted]

Sincerely,

H. Jay Miller
Director
Nasdaq Listing Qualifications